POWER OF ATTORNEY

I, Emanuel Alves, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the “Company”), do hereby constitute and appoint Emanuel Alves, James C. Hoodlet, and Tracy Lannigan, or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account A:

John Hancock Life Insurance Company (U.S.A.) Separate Account A (Accumulation Variable Universal Life 2021)	#333-254210
John Hancock Life Insurance Company (U.S.A.) Separate Account A (Majestic Accumulation Variable Universal Life 2021)	#333-254211

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is effective July 21, 2021 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Emanuel Alves	Director	July 20, 2021
Emanuel Alves

POWER OF ATTORNEY

I, Paul M. Connolly, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the “Company”), do hereby constitute and appoint Emanuel Alves, James C. Hoodlet, and Tracy Lannigan, or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account A:

John Hancock Life Insurance Company (U.S.A.) Separate Account A (Accumulation Variable Universal Life 2021)	#333-254210
John Hancock Life Insurance Company (U.S.A.) Separate Account A (Majestic Accumulation Variable Universal Life 2021)	#333-254211

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is effective April 1, 2021 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Paul M. Connolly	Director	April 1, 2021
Paul M. Connolly

POWER OF ATTORNEY

I, Marianne Harrison, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the “Company”), do hereby constitute and appoint Emanuel Alves, James C. Hoodlet, and Tracy Lannigan, or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account A:

John Hancock Life Insurance Company (U.S.A.) Separate Account A (Accumulation Variable Universal Life 2021)	#333-254210
John Hancock Life Insurance Company (U.S.A.) Separate Account A (Majestic Accumulation Variable Universal Life 2021)	#333-254211

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is effective April 1, 2021 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Marianne Harrison	Director	April 1, 2021
Marianne Harrison

POWER OF ATTORNEY

I, J. Stephanie Nam, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the “Company”), do hereby constitute and appoint Emanuel Alves, James C. Hoodlet, and Tracy Lannigan, or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account A:

John Hancock Life Insurance Company (U.S.A.) Separate Account A (Accumulation Variable Universal Life 2021)	#333-254210
John Hancock Life Insurance Company (U.S.A.) Separate Account A (Majestic Accumulation Variable Universal Life 2021)	#333-254211

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is effective April 1, 2021 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ J. Stephanie Nam	Director	April 1, 2021
J. Stephanie Nam

POWER OF ATTORNEY

I, Ken Ross, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the “Company”), do hereby constitute and appoint Emanuel Alves, James C. Hoodlet, and Tracy Lannigan, or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account A:

John Hancock Life Insurance Company (U.S.A.) Separate Account A (Accumulation Variable Universal Life 2021)	#333-254210
John Hancock Life Insurance Company (U.S.A.) Separate Account A (Majestic Accumulation Variable Universal Life 2021)	#333-254211

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is effective April 1, 2021 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Ken Ross	Director	April 1, 2021
Ken Ross

POWER OF ATTORNEY

I, Rex Schlaybaugh, Jr., in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the “Company”), do hereby constitute and appoint Emanuel Alves, James C. Hoodlet, and Tracy Lannigan, or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account A:

John Hancock Life Insurance Company (U.S.A.) Separate Account A (Accumulation Variable Universal Life 2021)	#333-254210
John Hancock Life Insurance Company (U.S.A.) Separate Account A (Majestic Accumulation Variable Universal Life 2021)	#333-254211

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is effective April 1, 2021 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Rex Schlaybaugh, Jr.	Director	April 1, 2021
Rex Schlaybaugh, Jr.

POWER OF ATTORNEY

I, Brooks Tingle, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the “Company”), do hereby constitute and appoint Emanuel Alves, James C. Hoodlet, and Tracy Lannigan, or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account A:

John Hancock Life Insurance Company (U.S.A.) Separate Account A (Accumulation Variable Universal Life 2021)	#333-254210
John Hancock Life Insurance Company (U.S.A.) Separate Account A (Majestic Accumulation Variable Universal Life 2021)	#333-254211

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is effective April 1, 2021 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Brooks Tingle	Director	April 1, 2021
Brooks Tingle

POWER OF ATTORNEY

I, Shamus Weiland, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the “Company”), do hereby constitute and appoint Emanuel Alves, James C. Hoodlet, and Tracy Lannigan, or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account A:

John Hancock Life Insurance Company (U.S.A.) Separate Account A (Accumulation Variable Universal Life 2021)	#333-254210
John Hancock Life Insurance Company (U.S.A.) Separate Account A (Majestic Accumulation Variable Universal Life 2021)	#333-254211

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is effective April 1, 2021 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Shamus Weiland	Director	April 1, 2021
Shamus Weiland

POWER OF ATTORNEY

I, Henry H. Wong, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the “Company”), do hereby constitute and appoint Emanuel Alves, James C. Hoodlet, and Tracy Lannigan, or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account A:

John Hancock Life Insurance Company (U.S.A.) Separate Account A (Accumulation Variable Universal Life 2021)	#333-254210
John Hancock Life Insurance Company (U.S.A.) Separate Account A (Majestic Accumulation Variable Universal Life 2021)	#333-254211

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is effective April 1, 2021 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Henry H. Wong	Director	April 1, 2021
Henry H. Wong